U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A
                                  AMENDMENT #1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 20, 2005


                              URANIUM ENERGY CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


       333-127185                                        98-0399476
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                                  Austin Centre
                           701 Brazos, Suite 500 PMB#
                               Austin, Texas 78701
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  512.721.1022
                           ___________________________
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERAL DEFINITIVE AGREEMENT.

Stock Option Plan

         On December 19, 2005, the Board of Directors of Uranium Energy Corp., a Nevada corporation (the "Company"), authorized and approved the adoption of the 2005 stock option plan effective December 19, 2005 (the "Stock Option Plan").

         The purpose of the Stock Option Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

         The Stock Option Plan is to be administered by the Board of Directors of the Company or a committee appointed by and consisting of two or more members of the Board of Directors, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten
(10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of Common Stock of the Company, not to exceed 3,500,000 shares as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan, the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired.

         In the event an optionee ceases to be employed by or to provide services to the Company for reasons other than cause, retirement, disability or death, any Stock Option that is vested and held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that his position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee ceases to be employed by or to provide services to the Company for reasons of retirement, disability or death, any Stock Option that is vested and held by such optionee generally may be exercisable within up to one-year after the effective date that his position ceases, and after such one-year period any unexercised Stock Option shall expire.

         No Stock Options granted under the Stock Option Plan will be transferable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

         The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in full to the Company by delivery of consideration equal to the product of the Stock Option in accordance with the requirements of the Nevada Revised Statutes. Any Stock Option settlement, including payment deferrals or payments deemed made by way of settlement of pre-existing indebtedness from the Company may be subject to such conditions, restrictions and contingencies as may be determined.

         INCENTIVE STOCK OPTIONS

         The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior shareholder approval, the Board of Directors may grant to any key individuals who are employees of the Company eligible to receive options one or more incentive stock options to purchase the number of shares of common stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of common stock deliverable upon the exercise of an Incentive Stock Option shall be at least 100% of the fair market value of the common shares of the Company, and in the case of an Incentive Stock Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of the stock of the Company, shall not be less than 100% of the fair market value of the common shares of the Company. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

         On December 20, 2005, the Board of Directors authorized and approved the grant of an aggregate 3,100,000 Stock Options to key consultants, directors and officers under the Stock Option Plan. The following table represents those Stock Options granted to executive officers and directors of the Company:

                Options/SAR Grants Table

_________________________________________________________
                   Number of
                   Securities
                   Underlying     Exercise      Date of
       Name         Options        Price       Expiration
_________________________________________________________

Alan Lindsay          400,000      $0.50        12/20/15
John Lindsay          200,000       0.50        12/20/15
Amir Adnani           135,000       0.50        12/20/15
Randall Reneau        135,000       0.50        12/20/15
Bruce Horton           50,000       0.50        12/20/15
Steve Jewett           50,000       0.50        12/20/15
Grant Atkins          200,000       0.50        12/20/15

Total               1,170,000

         The Financial Accounting Standards Board recently published Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"). SFAS 123R, which is effective from the first fiscal year that begins after June 15, 2005, requires that compensation costs related to share-based payment transactions, including stock options, be recognized in the financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     10.01 2005 Stock Option Plan of Uranium Energy Corp.

                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           URANIUM ENERGY CORP.


Date:  December 21, 2005                   By: /s/ AMIR ADNANI
                                           _____________________________________
                                           Amir Adnani
                                           President and Chief Executive Officer